                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/X/  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            SOUTHTRUST CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

PRELIMINARY COPY - CONFIDENTIAL:  FOR USE OF THE COMMISSION ONLY.



                             SOUTHTRUST CORPORATION

                             420 NORTH 20TH STREET
                           BIRMINGHAM, ALABAMA  35203

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 17, 1996


TO THE STOCKHOLDERS:

         The Annual Meeting of Stockholders (the "Annual Meeting") of SouthTrust Corporation (the "Company") will be held in the auditorium on the eighth floor of the SouthTrust Tower, 420 North 20th Street, Birmingham, Alabama, on Wednesday, April 17, 1996, at 9:00 A.M., Central Time, for the following purposes:

                 (1) To elect three (3) persons to the Board of Directors of the Company, each person to serve a three-year term and until such person's successor is duly elected and qualified;

                 (2) To amend the Restated Certificate of Incorporation of the Company to increase the number of shares of Common Stock authorized for issuance from 200,000,000 to 300,000,000 shares;

                 (3)      To adopt the Long-Term Incentive Plan of the Company;
         and

                 (4) To transact such other business as may properly come before the Annual Meeting.

         Holders of Common Stock of the Company of record at the close of business on February 23, 1996 are entitled to notice of and to vote at the Annual Meeting.

         You are cordially invited to attend the Annual Meeting, and we hope you will be present at the Annual Meeting. WHETHER YOU PLAN TO ATTEND OR NOT, PLEASE SIGN AND RETURN THE ENCLOSED PROXY SO THAT THE COMPANY MAY BE ASSURED OF THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. A postage-paid envelope addressed to the Company is enclosed for your convenience in returning your proxy to the Company.

                                        By Order Of The Board Of Directors


                                        AUBREY D. BARNARD
                                        Secretary
Birmingham, Alabama
March ___, 1996

                             SOUTHTRUST CORPORATION

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 17, 1996


                 The accompanying proxy is solicited on behalf of the Board of Directors of SouthTrust Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held in the auditorium on the eighth floor of the SouthTrust Tower, 420 North 20th Street, Birmingham, Alabama, on Wednesday, April 17, 1996 at 9:00 A.M., Central Time. It is anticipated that this proxy material will be mailed to stockholders on or about March ___, 1996.

                 The matters to be considered at the Annual Meeting are (i) the election of three directors to serve for the term of office described below,
(ii) the amendment of the Restated Certificate of Incorporation of the Company to increase the number of shares of Common Stock authorized for issuance from 200,000,000 to 300,000,000 shares and (iii) the adoption of a Long-Term Incentive Plan of the Company. All shares of Common Stock represented by an executed and completed proxy received by the Company in time for voting at the Annual Meeting will be voted in accordance with the instructions specified thereon, and if no instructions are specified thereon, will be voted for (i) the election of the three nominees named herein as directors, (ii) the approval of the amendment to the Restated Certificate of Incorporation of the Company and (iii) the approval of the Long-Term Incentive Plan of the Company. A proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting by itself will not revoke a proxy.

                 All expenses of solicitation of proxies will be paid by the Company. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting material to the beneficial owners of shares of Common Stock of the Company. In addition, the Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies and anticipates that it will incur fees of $7500, excluding out-of-pocket costs, for this service. In addition to the use of the mail, proxies may be solicited by telephone or by telecopy or personally by the directors, officers and employees of the Company, who will receive no extra compensation for their services.

                 As of February 23, 1996, the record date for the Annual Meeting, there were issued and outstanding _________ shares of Common Stock of the Company. The holders of each outstanding share of Common Stock of the Company as of such date are entitled to one vote per share with respect to each matter to be considered at the Annual Meeting.

                 The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. Shares of Common Stock represented by a properly executed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum without regard to whether the proxy is marked as casting a vote for or against or abstaining with respect to a particular matter. In addition, shares of Common Stock represented by "broker non-votes" (i.e., shares of Common Stock held in record name by brokers or nominees as to which a proxy is received and (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power and (iii) the record holder has indicated that it does not have authority to vote such shares on that matter) will be treated as present for purposes of determining a quorum. Since the election of directors is determined by a majority of the votes cast at the Annual Meeting, abstentions and broker non-votes will not affect such election. However, since the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company is required for the adoption of the proposed amendment to the Restated Certificate of Incorporation of the Company, and since the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting is required for the adoption of the Long-Term Incentive Plan, abstentions and broker non-votes will have the effect of negative votes with respect to these matters.



                             ELECTION OF DIRECTORS

                 The Bylaws of the Company provide for a Board of Directors of not fewer than three nor more than sixteen members. The Restated Certificate of Incorporation and the Bylaws of the Company provide that the members of the Board of Directors shall be divided into three classes, one class to be elected at each annual meeting of stockholders and to serve for a term of three years. As of the date of the Proxy Statement, the Board of Directors consists of ten persons.


CURRENT NOMINEES

                 The Board of Directors proposes to nominate the three persons named below for election as directors, such persons to serve until the 1999 Annual Meeting of Stockholders and until their successors have been elected and shall have qualified.

                 The names, ages and principal occupations during the past five years of the nominees, the year each first became a director of the Company, and the number and percentage of shares of the Company's Common Stock owned beneficially by each of them as of December 31, 1995 are as follows:

                                                                        NUMBER AND PERCENT
                                                                        OF SHARES OF COMMON
      NAME, AGE AND                                                    STOCK OF THE COMPANY
   PRINCIPAL OCCUPATION              DIRECTOR                          BENEFICIALLY OWNED AS
       OF NOMINEES                     SINCE                           OF DECEMBER 31, 1995
       -----------                     -----                           --------------------
H. Allen Franklin (51)             April 20, 1994                             3,535
Chairman and Chief Executive                                                   0.00%
Officer, Georgia Power Company
(electric utility) (1)

Herbert Stockham (67)            October 17, 1973                           111,882 (2)
Chairman, Stockham Valves &                                                    0.13%
Fittings, Inc. (manufacturing
business)

Charles G. Taylor (67)           January 15, 1992                           222,925 (3)
President and Chief Executive                                                  0.25%
Officer, The Taylor Group, Inc.
(contract service business)

(1) Prior to January 1, 1994, Mr. Franklin was principally employed as President and Chief Executive Officer of Southern Company Services, Inc.
(2) Includes 6,036 shares held by Mr. Stockham's wife and 2,551 shares held in a trust with respect to which Mr. Stockham possesses voting power.
(3)      Includes 1,468 shares owned by Mr. Taylor's wife.




                 Each of the nominees was elected as a director at the Annual Meeting of Stockholders held on April 21, 1993, except that Mr. Franklin was elected on April 20, 1994 by the Board of Directors of the Company.

                 Unless directed to the contrary, the persons acting under the proxy solicited hereby will vote for the nominees named above. Should any such nominee become unable to accept election, which is not anticipated, it is intended that the persons acting under the proxy will vote for the election in his stead of such other person as the Board of Directors may recommend.
Proxies may not be voted for more than three persons.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTORS NAMED ABOVE.


CONTINUING DIRECTORS

                 The following tabulation sets forth with respect to those persons who were elected as directors of the Company at previous Annual Meetings of Stockholders or otherwise (and will continue to serve as directors following the Annual Meeting) the names, ages and principal occupations of each such person during the past five years, the year of expiration of such person's current term as a director, the year such person first became a director of the Company, and the number and percentage of shares of the Company's Common Stock owned beneficially by such person as of December 31, 1995:


                                                                              NUMBER AND PERCENT OF
                                                                                 SHARES OF COMMON
                                                                               STOCK OF THE COMPANY
    NAME, AGE                          CURRENT                                BENEFICIALLY OWNED AS
  AND PRINCIPAL                         TERM             DIRECTOR                OF DECEMBER 31,
   OCCUPATION                          EXPIRES             SINCE                       1995
   -----------                         -------             -----                       ----
F. Crowder Falls (63)                   1997            July 19, 1995                  941 (2)
Business Consultant (1)                                                               0.00%

Allen J. Keesler, Jr. (57)              1997         January 15, 1992                7,464 (3)
President and Chief Executive                                                         0.01%
Officer, Florida Power Corporation
(electric utility business)

T. W. Mitchell (67)                     1997         January 17, 1973              487,774 (4)
Chairman and Chief Executive                                                          0.55%
Officer, Stuart Construction Co., Inc.
(construction business)

William K. Upchurch, Jr. (63)           1997           April 23, 1987               45,100 (5)
Chairman and Chief Executive                                                          0.05%
Officer, W. K. Upchurch
Construction Company, Inc.
(construction business)

John M. Bradford (57)                   1998           April 23, 1987               25,228 (6)
Chairman and President,                                                               0.03%
Mrs. Stratton's Salads, Inc.
(process of prepared salads)

William C. Hulsey (57)                  1998           April 16, 1986              946,415 (7)
Chairman and Chief Executive                                                          1.06%
Officer, Arlington Properties, Inc.
(real estate development)

Wallace D. Malone, Jr. (59)             1998           August 2, 1972            1,526,736 (8)
Chairman and Chief Executive                                                          1.72%
Officer of the Company

(1) Prior to July 1, 1991, Mr. Falls was principally employed as a Partner with the accounting firm of KPMG Peat Marwick LLP.
(2) Includes 500 shares held by a trust of which Mr. Falls is a co-trustee.
(3)      Includes 1,129 shares held by Mr. Keesler's wife.
(4) Includes 256,555 shares held by corporations of which Mr. Mitchell is a principal stockholder and 183,859 shares held in trust for Mr. Mitchell's wife.
(5) Includes 2,430 shares held in a trust of which Mr. Upchurch is trustee, 2,310 shares held by trusts of which Mr. Upchurch's wife is custodian and 3,085 shares held by Mr. Upchurch's wife.
(6)      Includes 9,740 shares held by Mr. Bradford's wife.
(7) Includes 18,678 shares held by Mr. Hulsey's wife (6,678 of which are held in a custodial capacity) and 815,385 shares held by various trusts of which Mr. Hulsey is a co-trustee.
(8) Includes 29,250 shares held by Mr. Malone's wife, 243,799 shares subject to employee stock options exercisable within 60 days after December 31, 1995 and 282,263 shares held in Mr. Malone's account by the trustee of SouthTrust Corporation's Employee Profit Sharing Plan as to which the trustee possesses sole voting power but as to which Mr. Malone, by virtue of allocating elections to various funds, possesses dispositive power.




                 Of the directors named above, Messrs. Keesler, Mitchell and Upchurch were elected at the 1994 Annual Meeting of Stockholders (and Mr. Falls was appointed by the Board of Directors on July 19, 1995 to fill a vacancy on the Board of Directors), and Messrs. Bradford, Hulsey and Malone were elected at the 1995 Annual Meeting of Stockholders, to serve for the terms indicated.

                 Messrs. Stockham and Franklin are directors of The Southern Company, which has securities registered under the Securities Exchange Act of 1934. Mr. Keesler is a director of Florida Progress Corporation, which also has securities registered under the Securities Exchange Act of 1934.

                 The Company has an Audit Committee of the Board of Directors, consisting of Messrs. Stockham, Falls and Keesler, which recommends to the Board of Directors the independent accountants to be selected as the Company's auditors and reviews the audit plan, financial statements and audit results. The Audit Committee also reviews the internal audit reports of the Company and its affiliates and reviews comments from the affiliates as to exceptions noted in the reports. The Audit Committee held five meetings during 1995. Mr. Stockham serves as Chairman of the Audit Committee.

                 The Company has a Human Resources Committee of the Board of Directors, consisting, as of the date of this Proxy Statement, of Messrs. Taylor and Hulsey, which sets compensation for the executive officers of the Company and administers the 1990 Discounted Stock Plan, the Amended and Restated 1984 Stock Option Plan (the "1984 Stock Option Plan"), the 1993 Stock Option Plan (the "1993 Stock Option Plan"), the Amended and Restated Senior Officer Performance Incentive Plan (and similar plans) of the Company and, if the stockholders approve the adoption of the Long-Term Incentive Plan, the Human Resources Committee will administer the Long-Term Incentive Plan of the Company. The Human Resources Committee held five meetings during 1995. Mr. Taylor serves as Chairman of the Human Resources Committee.

                 The Company does not have any Nominating Committee of the Board of Directors.

The functions of a Nominating Committee are filled by the Board of Directors.


COMPENSATION OF DIRECTORS

                 During the year ended December 31, 1995, the Board of Directors held five regular and special meetings. Directors of the Company are paid $3,500 per calendar quarter and $2,500 per meeting. Directors who are also employees of the Company are not compensated for their service as directors or for attendance at meetings of the Board of Directors. All directors attended more than 75% of the meetings of the Board of Directors (including any meetings of any committees thereof of which they are members).


STOCK OWNERSHIP OF CERTAIN EXECUTIVE OFFICERS

                 The following tabulation sets forth with respect to those executive officers of the Company and its subsidiaries (who are not also directors of the Company) the name and age of each officer, the position of such officer with the Company or its subsidiaries, the length of time such person has held such office, the number and percentage of shares of the Company's Common Stock owned beneficially by such person as of December 31, 1995 and, with respect to all executive officers and directors of the Company, the number and percentage of shares of Common Stock of the Company owned beneficially by such persons as of December 31, 1995.

                                                                                      NUMBER AND PERCENT OF
                                                                                        SHARES OF COMMON
                                                                     POSITION         STOCK OF THE COMPANY
                                                                       HELD            BENEFICIALLY OWNED
          NAME AND AGE(1)                     OFFICE(2)                SINCE         AS OF DECEMBER 31, 1995
          ------------                        ------                   -----         -----------------------
 Julian W. Banton (55)               Chief Executive Officer          1/16/90              165,585 (3)
                                     of SouthTrust Bank of                                    0.19%
                                     Alabama, National
                                     Association

 Thomas H. Coley (53)                Chief Executive Officer           7/1/89               38,691 (4)
                                     of SouthTrust Bank of                                    0.04%
                                     Georgia, National
                                     Association

 Frederick W. Murray, Jr. (57)       Executive Vice President          1/1/80              165,979 (5)
                                     of the Company                                           0.19%

 James W. Rainer, Jr. (52)           Executive Vice President        12/15/82              123,100 (6)
                                     of the Company                                           0.14%
 All Executive Officers and                      N/A                    N/A              4,065,682
 Directors as a Group (16                                                                     4.57%
 persons)


(1) Information with respect to Wallace D. Malone, Jr., Chairman and Chief Executive Officer of the Company, is set forth in the director nominee table above.

(2) All officers of the Company and its subsidiaries are elected annually by the Board of Directors of the Company or such subsidiary, as the case may be.

(3) Includes 450 shares held by Mr. Banton's child, 125,368 shares subject to stock options exercisable within 60 days after December 31, 1995 and 1,117 shares held in Mr. Banton's account by the trustee of the Company's Profit Sharing Plan as to which the trustee possesses sole voting power but as to which Mr. Banton, by virtue of allocating elections to various funds, possesses dispositive power.

(4) Includes 38,624 shares subject to stock options exercisable within 60 days after December 31, 1995.

(5) Includes 23,000 shares held by Mr. Murray's wife, 792 shares held in a custodial capacity, 74,225 shares subject to stock options exercisable within 60 days after December 31, 1995 and 47,018 shares held in Mr. Murray's account by the trustee of the Company's Profit Sharing Plan as to which the trustee possesses sole voting power but as to which Mr. Murray, by virtue of allocating elections to various funds, possesses dispositive power.

(6) Includes 204 shares held by Mr. Rainer's wife, 61,135 shares subject to stock options exercisable within 60 days after December 31, 1995 and 16,207 shares held in Mr. Rainer's account by the trustee of the Company's Profit Sharing Plan as to which the trustee possesses sole voting power but as to which Mr. Rainer, by virtue of allocating elections to various funds, possesses dispositive power.

             AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION


                 The Board of Directors of the Company has adopted a resolution recommending that the first paragraph of Article FOURTH of the Restated Certificate of Incorporation of the Company be amended to increase the authorized number of shares of Common Stock from 200,000,000 to 300,000,000 shares. Under the Restated Certificate of Incorporation of the Company, the holders of the Common Stock are not entitled to preemptive rights.

                 If the proposed amendment is adopted, the additional authorized shares may be issued by the Board of Directors without any further action or approval by the stockholders of the Company. The Company may issue the additional authorized shares of Common Stock in connection with stock dividends or splits, employee benefit plans, the acquisition of financial institutions and other entities or the generation of additional capital for the Company. If the Company were to issue a significant number of the newly authorized shares of Common Stock, it is possible that the ownership interest of the current stockholders of the Company could be diluted and, depending upon the circumstances of such issuance, it is possible that the earnings per share and book value per share of the currently outstanding shares of Common Stock could be diluted. As of the date of the Proxy Statement, the Company has no plans to issue any shares of Common Stock, except that (i) if approved by the stockholders, the Company expects to issue shares of Common Stock pursuant to the Long-Term Incentive Plan, (ii) the Company in the past has issued shares of Common Stock to fund other employee benefit plans of the Company, and expects to continue to do so, and (iii) the Company has engaged in the acquisition of financial institutions and, at any particular time, including the date of the Proxy Statement, the Company is a party to various agreements and/or letters of intent providing for the acquisition of such entities in exchange for shares of Common Stock of the Company and expects this acquisition program to continue in the future.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK.




       CONSIDERATION OF SOUTHTRUST CORPORATION LONG-TERM INCENTIVE PLAN


                 The Board has adopted, subject to stockholder approval, the SouthTrust Corporation Long-Term Incentive Plan (the "Incentive Plan"). The Incentive Plan reserves that number of shares of Common Stock set forth below for issuance to certain key employees of the Company in the form of stock options, stock appreciation rights ("SARs"), restricted stock and performance units/shares. The Incentive Plan is annexed to this Proxy Statement as Exhibit I.

BACKGROUND AND PURPOSE

                 As described in the Human Resources Committee Report on Executive Compensation, one of the fundamental components of compensation for the key employees of the Company is long-term incentive compensation. For a number of years, such long-term incentive compensation has been provided through the 1984 Stock Option Plan and the 1993 Stock Option Plan (the "Stock Option Plans") of the Company.

                 The Company intends that its long-term incentive plans will
(i) attract and retain key executive and managerial employees, (ii) motivate such employees by means of growth-related incentives, (iii) provide incentive compensation opportunities that are competitive with those of other major corporations and (iv) further align the interests of such employees with the stockholders of the Company. The Board of Directors believes that the Incentive Plan should be adopted because it would provide a better means for achieving these goals. The Incentive Plan will provide the Company with greater flexibility in designing long-term incentive compensation awards, including providing the Company with a flexible means of making awards that are conditioned on satisfying certain performance criteria. This would allow the Company to make long-term incentive compensation a more significant aspect of a key employee's overall compensation package. The Incentive Plan is designed to provide for several types of awards, including (i) stock options with a fair market value exercise price at the date of grant and (ii) restricted stock or performance units/shares that are conditioned on the satisfaction of certain performance criteria, all of which are generally intended to constitute "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986 (the "Code") that would be exempt from certain deductibility limits.

                 If the Incentive Plan is adopted by the stockholders of the Company, it would replace the Stock Option Plans (to the extent of shares reserved to fund the grant of additional options thereunder). No further awards would be made under the Stock Option Plans, and as described below, the shares reserved for issuance under the Stock Option Plans that have not been made the subject of a grant will be available for issuance of awards under the Incentive Plan. The following is a summary of the material terms of the Incentive Plan as proposed.


NUMBER OF SHARES

                 The number of shares available for issuance under the Incentive Plan, after giving effect to the termination of the Stock Option Plans and making available for issuance under the Incentive Plan the shares that have not been made the subject of grants thereunder, is 4,000,000 shares of Common Stock. All shares available for granting awards in any year that are not used, as well as shares allocated to awards under both the Stock Option Plans and the Incentive Plan that are canceled or forfeited, will be available for use in subsequent years.


ADMINISTRATION

                 The Incentive Plan will be administered by the Human Resources Committee of the Board of Directors. It is intended that the Human Resources Committee will at all times be made up of "disinterested persons" within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, as applicable to the Company from time to time, and that all of its members will be "outside directors" within the meaning of Section 162(m) of the Code. Under the Incentive Plan, the Human Resources Committee will (i) select the key employees to receive awards from time to time, (ii) make awards in such amounts as it determines, (iii) impose such limitations, restrictions and conditions upon awards as it deems appropriate, (iv) establish performance targets and allocation formulas for awards of restricted stock or performance shares intended to be "qualified performance-based compensation" under Section 162(m) of the Code, (v) certify the attainment of performance goals, if applicable, as required by Section 162(m) of the Code, (vi) interpret the Incentive Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Incentive Plan, (vii) correct any defect or omission or reconcile any inconsistency in the Incentive Plan or any award granted thereunder and (viii) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Incentive Plan. The Human Resources Committee will also have the authority to accelerate the vesting and/or waive any restrictions of any outstanding awards. No awards will be made under the Incentive Plan after 10 years from the date of the approval of the Incentive Plan by the stockholders. In no event may an individual receive awards under the Incentive Plan for a given calendar year covering in excess of 300,000 shares, and the cash portion of any award under the Incentive Plan to any individual is limited to $1,000,000 for a given calendar year.


ELIGIBILITY

                 Only "key employees" of the Company may participate in the Incentive Plan. "Key employees" are those employees of the Company who occupy managerial or other important positions and who have made significant contributions to the business of the Company, as determined by the Human Resources Committee. Approximately three to five percent of all employees of the Company, as such employees exist from time to time, are expected to be eligible to participate. As of the date of the initial mailing of this proxy material, three percent of the employees of the Company represents approximately 250 persons. The Human Resources Committee, in its discretion, will select the award recipients.


AWARDS OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

                 The Incentive Plan provides for the grant of options to purchase shares of Common Stock at option prices which are not less than the fair market value of shares of Common Stock at the close of business on the date of grant. (The fair market value of the Common Stock as of March ___, 1996 was $_____.) The Incentive Plan also provides for the grant of SARs (either in tandem with stock options or freestanding), which entitle holders upon exercise to receive either cash or shares of Common Stock or a combination thereof, as the Committee in its discretion shall determine, with a value equal to the difference between (i) the fair market value on the exercise date of the shares with respect to which an SAR is exercised and (ii) fair market value of such shares on the date of grant (or, if different, the exercise price of the related option in the case of a tandem SAR).

                 Awards of options under the Incentive Plan, which may be either incentive stock options (which qualify for special tax treatment) or non-qualified stock options, are determined by the Human Resources Committee. The terms and conditions of each option and of any SAR are to be determined by the Human Resources Committee at the time of grant.

                 Exercise of an option (or an SAR) will result in the cancellation of any related SAR (or option) to the extent of the number of shares in respect of which such option or SAR has been exercised. Options and SARs granted under the Incentive Plan will expire not more than 10 years from the date of grant, and the option agreements entered into with the optionees will specify the extent to which options and SARs may be exercised during their respective terms, including in the event of the optionee's death, disability or termination of employment. Payment for shares issuable pursuant to the exercise of an option may be made either in cash or by tendering shares of Common Stock with a fair market value at the date of the exercise equal to the portion of the exercise price which is not paid in cash.


AWARDS OF RESTRICTED STOCK AND PERFORMANCE SHARES

                 The Incentive Plan provides for the issuance of shares of restricted stock to such key employees and on such terms and conditions as determined from time to time by the Human Resources Committee. The restricted stock award agreement with a participant will set forth the terms of the award, including the applicable restrictions. Such restrictions may include the continued service of the participant with the Company, the attainment of specified performance goals or any other conditions deemed appropriate by the Human Resources Committee.

                 The stock certificates evidencing the restricted stock will bear an appropriate legend and will be held in the custody of the Company until the applicable restrictions have been satisfied. Subject to certain limited exceptions, the participant cannot sell, transfer, pledge, assign or otherwise alienate or hypothecate shares of restricted stock until the applicable restrictions have been satisfied. Once the restrictions are satisfied, the shares will be delivered to the participant. During the period of restriction, the participant may exercise full voting rights with respect to the restricted stock. The participant will also be credited with dividends with respect to the restricted stock. Such dividends may be payable currently or may be subject to additional restrictions (including restrictions as to the time of payment) as determined by the Human Resources Committee and set forth in the award agreement.

                 In addition to restricted stock, the Human Resources Committee may award performance units/shares to selected key employees. The value of a performance unit/share will equal the fair market value of a share of Common Stock. The Incentive Plan provides that the number of performance units/shares granted and/or the vesting of performance units/shares can be contingent on the attainment of certain performance goals or other conditions over a period of time (the "Performance Period"), all as determined by the Human Resources Committee and evidenced by an award agreement. During the Performance Period, the Human Resources Committee will determine what number (if any) of performance units/shares have been earned. Earned performance units/shares may be paid in cash, shares of Common Stock or a combination thereof having an aggregate fair market value equal to the value of the earned performance shares as of the payment date. Common Stock used to pay earned performance shares may have additional restrictions as determined by the Human Resources Committee. Earned but unpaid performance shares may be entitled to dividends as determined by the Human Resources Committee and evidenced in the award agreement.


SECTION 162(M) OF THE CODE

                 Because stock options and SARs granted under the Incentive Plan must have an exercise price equal at least to fair market value at the date of grant, compensation from the exercise of stock options and SARs should be treated as "qualified performance-based compensation" for Section 162(m) purposes. In addition, the Incentive Plan authorizes the Human Resources Committee to make awards of restricted stock or performance shares that are conditioned on the satisfaction of certain performance criteria. For such awards intended to result in "qualified performance-based compensation," the Human Resources Committee will establish prior to or within 90 days after the start of the applicable performance period the applicable performance conditions. The Human Resources Committee may select from the following performance measures for such purpose: (i) return on average common shareholders' equity of the Company, (ii) return on average assets of the Company, (iii) net income of the Company, (iv) earnings per common share of the Company, and (v) total shareholder return of the Company. The performance conditions will be stated in the form of an objective, nondiscretionary formula, and the Human Resources Committee will certify in writing the attainment of such performance conditions prior to any payout with respect to such awards. The Human Resources Committee in its discretion may adjust downward any such award, even if the performance objective is achieved.


WITHHOLDING FOR PAYMENT OF TAXES

                 The Incentive Plan provides for the withholding and payment by a participant of any payroll or withholding taxes required by applicable law. The Incentive Plan permits a participant to satisfy such requirement, with the approval of the Human Resources Committee and subject to the terms of the Incentive Plan, by having the Company withhold from the participant a number of shares of Common Stock otherwise issuable under the award having a fair market value equal to the amount of the applicable payroll and withholding taxes.


CHANGES IN CAPITALIZATION AND SIMILAR CHANGES

                 In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend, stock split or similar recapitalization, the aggregate number of shares of Common Stock with respect to which awards may be made under the Incentive Plan, and the terms, types of shares and number of shares of any outstanding awards under the Incentive Plan will be equitably adjusted.

CHANGE IN CONTROL

                 The Incentive Plan provides that in the event of a change in control of the Company, all options and SARs will be fully exercisable as of the date of the change in control and shall remain exercisable through their full term. Outstanding awards of restricted stock and performance units/shares will become immediately vested, and any applicable performance conditions shall be deemed satisfied (at the target performance condition, if applicable) as of the date of the change in control.


AMENDMENT AND TERMINATION OF THE INCENTIVE PLAN

                 The Board of Directors will have the power to amend, modify or terminate the Incentive Plan on a prospective basis. Shareholder approval will be obtained for any change to the material terms of the Incentive Plan to the extent required by Section 16(b) under the Exchange Act. Amendment that adversely affects a participant after a change of control of the Company has occurred may not be effected.


FEDERAL INCOME TAX TREATMENT

         Incentive Stock Options.

                 Incentive stock options ("ISOs") granted under the Incentive Plan will be subject to the applicable provisions of the Code, including
Section 422 of the Code. If shares of Common Stock are issued to an optionee upon the exercise of an ISO, and if no "disqualifying disposition" of such shares is made by such optionee within one year after the exercise of the ISO or within two years after the date the ISO was granted, then (i) no income will be recognized by the optionee at the time of the grant of the ISO, (ii) no income, for regular income tax purposes, will be realized by the optionee at the date of exercise, (iii) upon sale of the shares acquired by exercise of the ISO, any amount realized in excess of the option price will be taxes to the optionee, for regular income tax purposes, as a long-term capital gain and any loss sustained will be a long-term capital loss, and (iv) no deduction will be allowed to the Company for federal income tax purposes. If a "disqualifying disposition" of such shares is made, the optionee will realize taxable ordinary income in an amount equal to the excess of the fair market value of the shares purchased at the time of exercise over the option price (the "bargain purchase element") and the Company will be entitled to a federal income tax deduction equal to such amount. The amount of any gain in excess of the bargain purchase element realized upon a "disqualifying disposition" will be taxable as capital gain to the holder (for which the Company will not be entitled a federal income tax deduction). Upon exercise of an ISO, the optionee may be subject to alternative minimum tax.

         Nonqualified Stock Options.

                 With respect to nonqualified stock options ("NQSOs") granted to optionees under the Incentive Plan, (i) no income is realized by the optionee at the time the NQSO is granted, (ii) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and
(iii) on disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on whether the shares have been held for more than one year.

         Restricted Stock.

                 Upon becoming entitled to receive shares at the end of the applicable restriction period without a forfeiture, the recipient will recognize ordinary income in an amount equal to the fair market value of the shares at that time. However, a recipient who elects under Section 83(b) of the Code, within 30 days of the date of the transfer of such shares, will have ordinary taxable income on the date of the grant equal to the fair market value of the shares of restricted stock as if the shares were unrestricted and could be sold immediately. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes. Upon sale of the shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis will be equal to the fair market value of the shares when the restriction period expires. However, if the recipient timely elects to be taxed as of the date of transfer of such shares, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the shares on the date of the grant as if the shares were then unrestricted and could be sold immediately. The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary compensation income to the recipient.

         Performance Units/Shares.

                 A participant who is awarded performance units/shares will not recognize income and the Company will not be allowed a deduction at the time the award is made. When a participant receives payment for performance units/shares in cash or shares of Common Stock, the amount of the cash and the fair market value of the shares received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company. However, if there is a substantial risk that any shares used to pay out earned performance shares will be forfeited (for example, because the Human Resources Committee conditions such shares on the performance of future services), the taxable event is deferred until the risk of forfeiture lapses. In this case, the participant can elect to make a Section 83(b) election under the Code as previously described. The Company is entitled to take the deduction attributable to such shares at the time the income is recognized by the participant.

                 The Human Resources Committee cannot determine as of the date of this Proxy Statement the amount of awards or the recipients thereof under the Incentive Plan. The Incentive Plan permits awards thereunder to be granted, subject to stockholder approval of the Incentive Plan, prior to the Annual Meeting. As of the date of the Proxy Statement, no awards have been granted under the Incentive Plan, although the Human Resources Committee reserves the right to do so prior to the Annual Meeting.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE LONG-TERM INCENTIVE PLAN.

                             EXECUTIVE COMPENSATION


                 The following tables, graphs and other information provide certain details concerning the cash and equity-based compensation payable to certain executives of the Company and certain additional information, all of which are presented in accordance with regulations of the Securities and Exchange Commission.

FIVE YEAR TOTAL STOCKHOLDER RETURN

                 The following indexed graph compares the Company's annual percentage change in cumulative total stockholders' return for the past five years with the cumulative total return of the Standard and Poor's 500 Stock Index and the Standard and Poor's Regional Bank Index during the same period. This presentation assumes that $100 was invested in shares of the relevant issuers on December 31, 1990, and that dividends received were immediately reinvested in additional shares. The graph plots the value of the initial $100 investment at one-year intervals. For purposes of constructing this data, the returns of each component issuer have been weighted according to that issuer's market capitalization.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                             SOUTHTRUST CORPORATION

                    (PERFORMANCE THROUGH DECEMBER 31, 1995)

                                                               S&P Major
                                                               Regional
Date                    SouthTrust             S&P 500         Banks
--------------------------------------------------------------------------------
December 1990           $100                   $100            $100
December 1991           $245                   $130            $179
December 1992           $255                   $140            $228
December 1993           $297                   $154            $241
December 1994           $291                   $156            $228
December 1995           $429                   $215            $359

REPORT OF THE HUMAN RESOURCES COMMITTEE ON EXECUTIVE COMPENSATION

                 The Human Resources Committee of the Board of Directors of the Company annually establishes the compensation of the executive officers of the Company and certain of its subsidiaries. In doing so, the Human Resources Committee's primary objective is to ensure that the compensation programs for executives are designed and administered to motivate executives to produce superior performance for the Company and to provide superior returns to stockholders of the Company.

                 An executive's base salary is established after a careful review of competitive practices to ensure that the total compensation opportunity compares favorably to similarly situated executives. A significant portion of an executive's total compensation is variable and is based on short-term and long-term performance of the Company. Short-term performance of the Company is rewarded, in the case of the senior executive officers of the Company, by annual cash bonuses under the Senior Officer Performance Incentive Plan of the Company and, in the case of certain other executives of the Company, by annual cash bonuses under a similar incentive plan, the amount and criterion of which are established in advance by the Human Resources

Committee. The 1984 Stock Option Plan, the 1993 Stock Option Plan and the Long-Term Incentive Plan (if approved by the stockholders) are the principal mechanisms for rewarding executives for the long-term performance of the Company.

                 The following is a description of the compensation programs of the Company and how each relates to the objectives outlined above.

         Base Salary

                 The base salaries of the five highest paid executives of the Company are listed in the Summary Compensation Table. The base salary of each executive is reviewed annually by the Human Resources Committee. Each executive's base pay is determined by considering the performance of the individual as well as the executive's experience and total responsibility in comparison to other executives of the Company and to executives with peer institutions of comparable size. In doing so, the Human Resources Committee seeks to ensure that the base pay of each executive is competitive and rewards the executive for the executive's performance and total contribution to the success of the Company.

                 As part of this process, the Human Resources Committee reviews a number of salary surveys produced by compensation consulting firms. In terms of base salaries, the surveys indicated that the base salaries of the executives of the Company listed in the Summary Compensation Table, when compared to the peer institutions described below, approximated the average base salary for executives of such institutions.

                 The Human Resources Committee considers the Company's peer institutions to be southeastern banks and bank holding companies with total assets ranging from $10 to $40 billion, some of which are included in the Standard and Poor's Regional Bank Index. These peer institutions were selected because they are located within the Company's operating region and generally are comparable in size to the Company. In establishing the 1995 base salaries for the executives listed in the Summary Compensation Table, the Human Resources Committee considered the base salary of each such executive, the performance and experience of each such executive and the base salaries for comparable executives reported by the peer institutions. Comparing the Company only to peer institutions of its approximate size and without any regard for any other variable, the surveys indicated that the base salaries of the Company's executives were at approximately the 50th percentile of the array of base salaries reported by such institutions.

         Incentive Plans

                 The Senior Officer Performance Incentive Plan is designed to reward senior executives annually for achieving the after-tax net income goals of the Company for the preceding year. Upon completion of the business plan for the forthcoming year, the Chief Executive Officer of the Company presents to the Human Resources Committee the net income goal of the Company on a consolidated basis and the net income goals of the various subsidiaries of the Company for such year.

                 With respect to the executive officers named in the Summary Compensation Table, the potential incentive award for each executive is dependent upon each executive's level of responsibility and the judgement of the Human Resources Committee of the executive's potential contribution to the achievement of the particular net income goals. For 1995, the range of potential awards for such executives was between 15% and 60% of such executive's annual base salary, with each individual executive being assigned minimum, target and maximum awards.
An executive whose award is based upon a net income goal earns no award if less than 95% of the target goal is achieved, earns incremental percentages of the award if more than 95% but less than 105% of the target goal is achieved and earns the maximum award if 105% of the target goal is achieved.

                 The amounts awarded the Company's five highest paid executives in 1995 under the Senior Officer Performance Incentive Plan are set forth in the Annual Compensation Bonus column of the Summary Compensation Table.

                 Under the Omnibus Budget Reconciliation Act of 1993 ("OBRA"), Congress has limited to $1 million per year the tax deduction available to public companies for certain compensation paid to designated executive officers. The regulations provide an exception from this limitation for certain performance-based compensation, assuming that various requirements are met, and provide for certain transition rules. To the extent feasible, the Human Resources Committee of the Company intends that awards of compensation under its various incentive plans to its executive officers qualify for deductibility under OBRA, but the Human Resources Committee and the Board of Directors of the Company reserve the right, in light of the overall goals and objectives of the Company, to exceed such limitation if it is determined to be in the best interest of the Company and its stockholders.

         Stock Options

                 Stock options are one of the Company's principal long-term incentive plans. The Human Resources Committee believes that stock options encourage and reward management decisions that result in the long-term success of the Company.

                 The value of stock options is dependent upon an appreciation in the value of the underlying shares of Common Stock. The Human Resources Committee believes stock options motivate and reward executives by including them within the ownership base of the Company. In addition, to encourage a long-term perspective, options have a ten-year exercise period, and options cannot be exercised before a one-year period has elapsed from grant date.

                 The Board of Directors of the Company determines the aggregate number of shares of Common Stock to be allocated annually for use in connection with the Stock Option Plans of the Company, and the Human Resources Committee then awards stock options to particular executives. The number of shares of Common Stock subject to options awarded by the Human Resources Committee to a particular executive is determined in light of the executive's level of responsibility, seniority and previous grants of stock options to such executive.

                 In addition, information respecting the peer institutions described above, indicates that the stock option awards for the Company's five most highly compensated executives during 1995 were below average when compared to the award opportunities that have been reported by the peer institutions of comparable size to the Company. In addition, the total number of shares of Common Stock subject to options for 1995, as a percentage of the Company's total outstanding Common Stock, is below the median reported by peer institutions of comparable size to the Company.

                 The Company also maintains the 1990 Discounted Stock Plan, which is available to all employees including executives who have at least five years of service with the Company. For information respecting the 1990 Discounted Stock Plan, see the information set forth under the heading "Stock Options and Other Stock Purchase Rights" in this Proxy Statement. Awards under the 1990 Discounted Stock Plan have not been used extensively by the Human Resources Committee as a vehicle for executive compensation.


         Other Possible Awards

                 If the stockholders approve the Incentive Plan, the Company will have available to it the additional awards contemplated thereby. These include, in addition to stock options, restricted stock, SARs and performance share/units. If the Incentive Plan is approved, the Human Resources Committee intends to utilize these awards to motivate the Company's executives in a manner consistent with the long-term compensation philosophy of the Company, as described above. The amount of awards and the recipients thereof under the Incentive Plan, if approved by stockholders, is not determinable as of the date of this Proxy Statement.

         Chief Executive Officer Compensation

                 The Human Resources Committee meets in executive sessions to review the Chief Executive Officer's salary and periodically engages independent consultants to advise the Human Resources Committee on the compensation practices of similarly situated institutions.

                 The 1995 base salary increase for the Chief Executive Officer was established after a review of the base salaries of comparable executives of the peer institutions referred to above. This analysis contained information on all components of the Chief Executive Officer's compensation. After reviewing the data and equally weighing the Company's substantial asset growth and sustained performance, including increased net income and increased earnings per share, the Human Resources Committee established the Chief Executive Officer's base salary for 1995. The Chief Executive Officer's base salary for 1995 was at approximately the 50th percentile of the array of salaries for chief executive officers of all peer institutions as reported by such institutions.

                 The Chief Executive Officer's target award for achieving the net income goal of the Company for 1995 was 40% and the maximum award was 60%. In 1995, the Company's net income exceeded the target goal established by the Human Resources Committee, resulting in a bonus of 59% of base salary being paid to the Chief Executive Officer.

                 During 1995, the Chief Executive Officer also was granted options to purchase 70,065 shares of Common Stock. The 1995 stock option award increase was granted after a review of the stock option awards of comparable executives of peer institutions of comparable size to the Company. The Chief Executive Officer's 1995 option award, as a percentage of base salary, is below average when compared to the awards reported by the peer institutions of comparable size to the Company.

                 The members of the Human Resources Committee are as follows:

                 Charles G. Taylor, Chairman
                 William C. Hulsey


         Compensation Committee Interlocks and Insider Participation in Compensation Decisions

                 None of the members of the Human Resources Committee have served as officers of the Company. In addition, none of the Human Resources Committee members have any other relationship to the Company.

SUMMARY COMPENSATION TABLE

                 The following Summary Compensation Table sets forth certain information concerning compensation for services rendered to the Company by the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company for each of the last three fiscal years:


                                                                      Long Term Compensation
                                                                      ----------------------
                    Annual Compensation(1)                           Awards           Payouts
                    -------------------                              ------           -------
                                                     Other
       Name                                          Annual   Restricted   Options
       and                                          Compensa-   Stock      (Number       LTIP       All Other
   Principal(1)              Salary       Bonus       tion     Award(s)       of       Payouts    Compensation
     Position       Year       ($)        ($)(2)     ($)(3)      ($)       Shares)       ($)          ($)
   ------------     ----     ------       ------    --------- ----------   -------     -------    ------------
 Wallace D.
 Malone, Jr.,
 Chief
 Executive         1995     $695,000    $459,772        -0-     N/A        70,065      N/A         $67,104(4)
 Officer of the    1994      630,000     358,344    $20,191     N/A        66,000      N/A          60,335(4)
 Company           1993      605,016     363,000     20,121     N/A        32,266(5)   N/A          59,770(4)

 Julian W.
 Banton,
 President and
 Chief Executive
 Officer of
 SouthTrust Bank
 of Alabama,       1995      323,500     177,925        -0-     N/A        15,000      N/A          31,168(6)
 National          1994      303,500     166,925      5,152     N/A        15,000      N/A          18,137(6)
 Association       1993      292,000     160,600      5,152     N/A        11,679(5)   N/A          28,836(6)

 Thomas H. Coley
 Chief Executive
 Officer and
 Chairman of the
 Board of
 SouthTrust        1995      240,000     120,000        -0-     N/A         7,000      N/A          22,930(6)
 Bank of           1994      225,000      50,000        -0-     N/A         4,000      N/A          21,531(6)
 Georgia, N.A.     1993      200,000      50,000        -0-     N/A         7,999(5)   N/A          19,733(6)

 Frederick W.
 Murray, Jr.,
 Executive Vice
 President of      1995      198,167      87,627        -0-     N/A         5,000      N/A          20,156(6)
 the Company       1994      188,500      80,414      5,954     N/A         4,750      N/A          18,137(6)
                   1993      183,000      82,350      5,954     N/A         7,319(5)   N/A          18,158(6)

 James W. Rainer,
 Jr., Executive    1995      188,167      83,207        -0-     N/A         5,000      N/A          18,893(6)
 Vice President    1994      177,000      75,508      4,099     N/A         4,750      N/A          17,123(6)
 of the Company    1993      171,000      76,950      4,099     N/A         6,839(5)   N/A          16,971(6)



(1) Although each person received perquisites or other personal benefits in the years shown, the value of these benefits did not exceed in the aggregate the lesser of $50,000 or 10% of such person's salary and bonus in any year.
(2) Represents amounts paid to each executive officer under the Senior Officer Performance Incentive Plan or otherwise and applicable for 1995.
(3) Represents life insurance premiums and additional taxes owed on the additional compensation paid by the Company on behalf of each executive officer.
(4) Includes $30,000 for Mr. Malone, which amount was withheld by the Company from deferred compensation due Mr. Malone in 1995, 1994 and 1993, respectively, in order to defray the costs of the Company agreeing to pay Mr. Malone an annual sum certain, commencing at the age of 60 and continuing for the greater of his lifetime or 15 years, and includes payments by the Company to defined contribution plans maintained by the

     Company (including qualified and nonqualified compensation plans).
(5)  Adjusted for 3 for 2 stock split that occurred on May 19, 1993.
(6) Represents payments by the Company to defined contribution plans maintained by the Company (including qualified and nonqualified compensation plans) on behalf of the executive officers.


STOCK OPTIONS AND OTHER STOCK RIGHTS

                 Pursuant to the Stock Option Plans, the Company grants to key employees of the Company either ISO's or NQSO's, and pursuant to the 1990 Discounted Stock Plan (the "Discounted Plan"), awards to purchase shares of Common Stock of the Company at a discount are made to eligible employees, including executive officers of the Company.

                 The grant of stock options pursuant to the Stock Option Plans is, and will be, made subject to the following limitations: (i) the option price will be not less than 100% of the fair market value of the Common Stock on the date a grant is determined to be made; (ii) no option may be exercised after ten years from the effective date of the grant; and (iii) such other conditions as the Human Resources Committee, which administers the Stock Option Plans, may determine. A total of 2,526,787 shares of Common Stock of the Company is available for issuance under the Stock Option Plans, but if the Incentive Plan is approved by stockholders, these shares will become part of 4,000,000 shares of stock authorized for issuance thereunder.

                 The Discounted Plan was established in order to give all employees an opportunity to acquire equity interest in the Company at a discount (17.5%) to market, and awards are made to all employees (including executive officers) who have completed five years of full time service to the Company and its subsidiaries. A total of 1,125,000 shares of Common Stock of the Company is reserved for issuance under the Discounted Plan, and the aggregate purchase price of shares of Common Stock awarded to each employee may not exceed 10% of the annual salary of each employee. Certain restrictions are imposed on the shares of Common Stock awarded under the Discounted Plan and, under certain circumstances, the Company may repurchase such shares.

                 For information respecting the Incentive Plan, which is to be considered by the stockholders at the Annual Meeting, see "CONSIDERATION OF SOUTHTRUST CORPORATION LONG-TERM INCENTIVE PLAN."

                 The following table sets forth information concerning grants of stock options and rights during fiscal year 1995 to each executive officer listed below:

                  OPTION AND RIGHT GRANTS IN FISCAL YEAR 1995

                               INDIVIDUAL GRANTS





                                                    % of Total                                             Potential
                                      Options         Options        Exercise                           Realizable Value
                                      Granted         Granted         or Base                        Assuming Rates of Stock
                                     (Number of      Employees         Price        Expiration        Price Appreciation of
          Name                       Shares)(1)(2)    in 1995         ($/Sh)           Date           5%(3)         10%(3)
          ----                       ------------     -------         ------           ----           -----         ------

 Wallace D. Malone, Jr.                 70,065          22.9%       $19.125         1/17/2005       $ 842,714       $2,135,604

 Julian W. Banton                       15,000           4.9%        19.125         1/17/2005         180,414          457,205

 Thomas H. Coley                         7,000           2.3%        19.125         1/17/2005          84,193          213,362

 James W. Rainer, Jr.                    5,000           1.6%        19.125         1/17/2005          60,138          152,402

 Frederick W. Murray                     5,000           1.6%        19.125         1/17/2005          60,138          152,402


(1) Does not include awards during 1995 under the Discounted Plan to Messrs. Malone, Banton, Coley, Murray and Rainer to purchase 4,624, 2,074, 1,541, 1,245 and 1,181 shares of Common Stock, respectively, at a 17.5% discount to the then market price of such shares; none of such persons purchased any shares of Common Stock owned then under the Discounted Plan during 1995, except for Mr. Banton (who purchased 2,074 of the shares awarded).

(2) Each of the options granted to the named executives in 1995 become exercisable on January 18, 1996 (except for options respecting 10,456 shares of Common Stock which are exercisable in January 1997), and the exercisability of such options is not subject to any future performance-based condition. Nonqualified options granted to the named executives pursuant to the 1993 Stock Option Plan have a reload option which provides that if any optionee elects to exercise a nonqualified option issued under the 1993 Stock Option Plan by tendering stock (rather than cash) to the Company, the Human Resources Committee is authorized, but not required, to grant additional nonqualified options with respect to a number of shares of Common Stock of the Company equal to the number of shares so tendered.

(3) These numbers are calculated by comparing the exercise price of such options and the market value of the shares of Common Stock subject to such options, assuming that the market price of such shares increase by 5% and 10%, respectively, during each year that the options are exercisable.

                 The following table sets forth certain information concerning grants of stock options, rights and other awards under the Stock Option Plans during the first quarter of 1996 to certain executive officers and other persons:


                OPTION RIGHT AND AWARD GRANTS DURING FISCAL 1996

                                                                                                            Exercise
                                                                               Options or                      or
                                                                             Awards Granted                Base Price
                   Name or Group                                           (Number of Shares)                 $/Sh
                   -------------                                           ------------------                 ----
      Wallace D. Malone, Jr.                                                     75,000                     $  25.25

      Julian W. Banton                                                           15,000                        25.25

      Thomas H. Coley                                                             8,500                        25.25

      Frederick W. Murray, Jr.                                                   10,000                        25.25

      James W. Rainer, Jr.                                                       10,000                        25.25

      Executive Group                                                           130,500                        25.25

      Employee Group                                                            386,200                        25.25


Stock options are granted at fair market value (or the last sales price of the Common Stock, as reported by NASDAQ-National Market System) as of the date that a decision is made to grant the stock option, although the Board of Directors may not approve the grant until a later date.

                 For information regarding possible awards under the Incentive Plan in 1996, see "CONSIDERATION OF SOUTHTRUST CORPORATION LONG-TERM INCENTIVE PLAN."

                 The following table sets forth the number of stock options exercised and the dollar value realized thereon by each of the executives listed below during 1995, along with the number and dollar value of any options remaining unexercised at year end:


                   AGGREGATED STOCK OPTION EXERCISES IN 1995
                      AND DECEMBER 31, 1995 OPTION VALUES


                                                                                      Number of                  Value of
                                                                                        Shares                  Unexercised
                                                                                      Underlying               In-the-Money
                                                                                      Options at                Options at
                                         Number of                                   December 31,              December 31,
                                          Shares                                         1995                      1995
                                         Acquired                                    Exercisable/              Exercisable/
         Name                           on Exercise         Value Realized         Unexercisable(1)          Unexercisable(1)
         ----                           -----------         --------------         ----------------          ----------------
 Wallace D. Malone, Jr.                      -0-                   -0-               231,879/5228           $2,073,177/$35,289

 Julian W. Banton                         $3,300                64,029               109,762/5228             1,501,425/35,289

 Thomas H. Coley                             -0-                   -0-                   38,624/0                    449,856/0

 Frederick W. Murray, Jr.                    -0-                   -0-                   74,222/0                  1,135,357/0

 James W. Rainer, Jr.                      5,094                96,338                   61,134/0                    895,621/0



(1) Includes options exercisable within 60 days of December 31, 1995. As of such date, all options held by the persons named in the above table were exercisable, except for an aggregate of 10,456 shares which are exercisable in 1997.


EXECUTIVE EMPLOYMENT AGREEMENTS AND OTHER ARRANGEMENTS

                 The Company is a party to an employment agreement with Mr. Wallace D. Malone, Jr. providing for the employment of Mr. Malone in a capacity at least equal to the capacity in which the executive was serving as of October 1984 for a term commencing as of October 19, 1984 and ending on December 31, 1993, unless the executive (if eligible) elects early retirement and subject to being automatically renewed (after) for an additional period of one year, so that the term of employment under the employment agreement always will be at least five years. The employment agreement provides further that if the executive is terminated for any reason other than his death or disability or for cause, which is defined in the employment agreement as certain acts of dishonesty and certain acts competitive with the Company, or if the executive elects to terminate the employment agreement for good reason, which is defined to include a change of duties or certain relocations, or if, during a limited period following a change of control of the Company, the executive elects to terminate the employment agreement without any reason, the executive is entitled to receive annual payments at the rate in effect immediately prior to such termination of employment for a period of five years.

                 The Company or certain of its subsidiaries are parties to certain agreements with Messrs. Banton, Coley, Murray and Rainer, as well as certain other executive officers of the Company and its subsidiaries, that become effective only upon a change of control of the Company, provide for employment of such executive for a period of three years and provide that, if the executive is terminated for any reason other than his death or disability or for cause, such executives are entitled to receive annual payments at the rate in effect immediately prior to such termination for a period of three years.

                 The employment agreement with Mr. Malone, as well as the change of control employment agreements with the other executives described above, provide or will provide that additional payments will be made to such persons to reimburse them for any excise taxes that may be owed in the event that payments under such agreements exceed the limitations of Section 280G of the Code.

                 The Company maintains a Retirement Income Plan (the "Retirement Plan") which is a noncontributory, defined benefit plan and covers all employees who have been in the employ of the Company or one of its subsidiaries for more than one year.

                 The Retirement Plan provides generally for an annual benefit commencing at age 65 equal to 1.55% of the employee's average base compensation during the highest five consecutive years of the fifteen years preceding retirement, less 1.25% of primary Social Security benefits in effect at the time of retirement, for each year of credited service. The Company also maintains an Additional Retirement Plan for certain executives, and since 1987, all of the contributions of the Company with respect to Mr. Malone were made under the Additional Retirement Plan. The Company also maintains certain deferred compensation and similar agreements which pay Mr. Malone and others certain amounts upon retirement.

                 The following table shows the annual pension benefits under the Retirement Plan and the Additional Retirement Plan (and the deferred compensation and similar agreements) for retirement at age 65 based upon various salaries and years of service. The effects of integration with Social Security benefits have been excluded from the table, because the amount of reduction in benefits due to integration varies depending on the employee's age at the time of retirement and changes in the Social Security laws.

                               PENSION PLAN TABLE

                                                         Years of Service
                                                         ----------------
  Remuneration               15 Years          20 Years        25 Years       30 Years          35 Years
 --------------              --------          --------        --------       --------          --------
  $  125,000               $ 29,063           $38,750        $ 48,438         $ 58,125         $ 67,813

     150,000                 34,875            46,500          58,125           69,750           81,375

     175,000                 40,688            54,250          68,813           81,375           94,938

     200,000                 46,500            62,000          77,500           93,000          108,500*

     225,000                 52,313            69,750          87,188          104,625*         122,063*

     250,000                 58,125            77,500          96,875          116,250*         135,625*

     300,000                 69,750            93,000         116,250*         139,500*         162,750*

     400,000                 93,000           124,000*        155,000*         186,000*         217,000*

     450,000                104,625*          139,500*        174,375*         209,250*         244,125*

     500,000                116,250*          155,000*        193,750*         232,500*         271,250*

     600,000                139,500*          186,000*        232,500*         279,000*         325,500**

     700,000                162,750*          217,000*        271,250*         325,500*         379,750**

     800,000                186,000*          248,000*        310,000*         372,000*         434,000*

     900,000                209,250*          279,000*        348,750*         418,500*         488,250*

   1,000,000                232,500*          217,000*        387,500*         465,000*         524,500*


* Under the Employee Retirement Income Security Act of 1974, the maximum pension benefit under the Retirement Plan is subject to certain limitations, which, while varying in some cases, generally is $102,582. As indicated above, the Company maintains an Additional Retirement Plan and certain deferred compensation and similar agreements which supplement the benefits payable to certain executive officers.

                 Current base salary figures of the Chief Executive Officer and the other executive officers of the Company are set forth in the Summary Compensation Table. As of December 31, 1995, credited years of service for each such executive officer are as follows: Mr. Malone - 36 years; Mr. Banton
- 12 years; Mr. Coley - 7 years; Mr. Murray - 30 years; and Mr. Rainer - 30 years.

                        COMPLIANCE WITH SECTION 16(a) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                 The Company's executive officers, directors and 10% stockholders are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Commission. Copies of these reports must also be furnished to the Company.

                 Based solely on a review of copies of such reports furnished to the Company through the date hereof, or written representations of such officers, directors or stockholders that no reports were required, the Company believes that during 1995 all filing requirements applicable to its officers, directors and stockholders were complied with in a timely manner.


                          TRANSACTIONS WITH MANAGEMENT

                 Directors and executive officers of the Company and their associates were customers of and/or had transactions with the banks which are subsidiaries of the Company in the ordinary course of business during the year ended December 31, 1995, and may continue to do so in the future. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risks of collectability or present other unfavorable features.


                                    AUDITORS

                 Arthur Andersen LLP, independent accountants, have been engaged as the Company's auditors since 1989 and will continue to serve as the Company's auditors during 1995. Representatives of Arthur Andersen LLP will be in attendance at the Annual Meeting and will be available to respond to questions from stockholders.


                             STOCKHOLDER PROPOSALS

                 Stockholder proposals submitted for consideration at the next Annual Meeting of Stockholders must be received by the Company no later than December ___, 1996, to be included in the 1997 proxy materials.

                              GENERAL INFORMATION

                 As of the date of this Proxy Statement, the Board of Directors does not know of any other business to be presented for consideration or action at the Annual Meeting, other than that stated in the notice of the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in their best judgment.


                                        BY ORDER OF THE BOARD OF DIRECTORS
                                              SOUTHTRUST CORPORATION


Birmingham, Alabama                              AUBREY D. BARNARD
March ___, 1996                                      Secretary

                                                                       EXHIBIT I





                            LONG-TERM INCENTIVE PLAN
                             SOUTHTRUST CORPORATION





                                  JANUARY 1996

CONTENTS

-----------------------------------------------------------------
Article 1.       Establishment, Objectives, and Duration  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

Article 2.       Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

Article 3.       Administration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

Article 4.       Shares Subject to the Plan and Maximum Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

Article 5.       Eligibility and Participation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

Article 6.       Stock Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

Article 7.       Stock Appreciation Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

Article 8.       Restricted Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

Article 9.       Performance Units and Performance Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

Article 10.      Performance Measures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

Article 11.      Beneficiary Designation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

Article 12.      Deferrals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

Article 13.      Rights of Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

Article 14.      Change In Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

Article 15.      Amendment, Modification, and Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

Article 16.      Withholding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

Article 17.      Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

Article 18.      Successors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

Article 19.      Legal Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

SOUTHTRUST CORPORATION
LONG-TERM INCENTIVE PLAN


ARTICLE 1.       ESTABLISHMENT, OBJECTIVES, AND DURATION

         1.1 ESTABLISHMENT OF THE PLAN. SouthTrust Corporation, a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "SouthTrust Corporation Long-Term Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

         Subject to approval by the Company's stockholders, the Plan shall become effective as of January ___, 1996 (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

         1.2 OBJECTIVES OF THE PLAN. The objectives of the Plan are to optimize the profitability and growth of the Company through incentives which are consistent with the Company's objectives and which link the interests of Participants to those of the Company's stockholders; to provide Participants with an incentive for excellence in individual performance; and to promote teamwork among Participants.

         The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

         1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after January ___, 2006.


ARTICLE 2.       DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

         2.1 "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares and Performance Units.

         2.2 "AWARD AGREEMENT" means an agreement entered into by the Company and each Participant setting forth the terms and provisions applicable to Awards granted under this Plan.

         2.3 "BENEFICIAL OWNER" OR "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         2.4 "BOARD" OR "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         2.5 "CHANGE IN CONTROL" of the Company shall be deemed to have occurred if:

         (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") as in effect as of the date of this Agreement), other than the Company or any "person" who as of the Effective Date is a director or officer of the Company or whose shares of Common Stock of the Company are treated as "beneficially owned" (as such term is defined in Rule 13d-3 of the Exchange Act as in effect as of the Effective Date) by any such director or officer, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

         (b) Individuals who, as of the Effective Date, constitute the Board of Directors (the "Board") of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the directors comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

         (c) The shareholders of the Company approve a reorganization, merger or consolidation of the Company, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of the directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Common Stock of the Company and outstanding voting securities of the Company immediately prior to such reorganization, merger or consolidation in substantially these same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Common Stock of the Company and the outstanding voting securities of the Company, as the case may be, (ii) no person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any person beneficially owning, immediately prior to any reorganization, merger or consolidation, directly or indirectly, 20% or more of the outstanding Common Stock of the Company or outstanding voting securities of the Company, as the case may be), beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) The shareholders of the Company approve (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Common Stock of the Company and the outstanding voting securities of the Company immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the outstanding Common Stock of the Company and outstanding voting securities of the Company, as the case may be, (B) no person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation, and any person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding Common Stock of the Company or the outstanding voting securities of the Company, as the case may be), beneficially owns, directly or indirectly, 20% or more, respectively, of the then outstanding shares of Common Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such sale or other disposition of assets of the Company.

         2.6 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         2.7 "COMMITTEE" means the Human Resources Committee of the Board, as specified in Article 3 herein, or such other Committee appointed by the Board to administer the Plan with respect to grants of Awards.

         2.8 "COMPANY" means SouthTrust Corporation, a Delaware corporation, together with any and all Subsidiaries, and any successor thereto as provided in Article 18 herein.

         2.9 "COVERED EMPLOYEE" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code
Section 162(m), or any successor statute.

         2.10 "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

         2.11 "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan.

         2.12 "EFFECTIVE DATE" shall have the meaning ascribed to such term in Section 1.1 hereof.

         2.13 "EMPLOYEE" means any full-time, active employee of the Company. Directors who are not employed by the Company shall not be considered Employees under this Plan.

         2.14 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         2.15 "FAIR MARKET VALUE" shall be determined on the basis of the closing or last sales price on the principal securities exchange on which the Shares are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

         2.16 "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

         2.17 "INCENTIVE STOCK OPTION" OR "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

         2.18 "INSIDER" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

         2.19 "NONEMPLOYEE DIRECTOR" means an individual who is a member of the Board of Directors of the Company but who is not an Employee of the Company.

         2.20 "NONQUALIFIED STOCK OPTION" OR "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

         2.21 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

         2.22 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

         2.23 "PARTICIPANT" means an Employee who has outstanding an Award granted under the Plan. The term "Participant" shall not include Nonemployee Directors.

         2.24 "PERFORMANCE-BASED EXCEPTION" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

         2.25 "PERFORMANCE SHARE" means an Award granted to a Participant, as described in Article 9 herein.

         2.26 "PERFORMANCE UNIT" means an Award granted to a Participant, as described in Article 9 herein.

         2.27 "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in
Article 8 herein.

         2.28    "PERSON" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

         2.29 "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Article 8 herein.

         2.30 "RETIREMENT" shall have the meaning ascribed to such term in the Company's tax-qualified defined benefit retirement plan.

         2.31    "SHARES" means the shares of Common Stock of the Company.

         2.32 "STOCK APPRECIATION RIGHT" OR "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

         2.33 "SUBSIDIARY" means any corporation, partnership, joint venture or other entity in which the Company has a majority voting interest.

         2.34 "TANDEM SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).


ARTICLE 3.       ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered by the Human Resources Committee of the Board, or by any other Committee appointed by the Board, which Committee shall satisfy the "disinterested administration" rules of Rule 16b-3 under the Exchange Act, as in effect and applicable to the Company as of the Effective Date or as in effect and applicable to the Company as of any date subsequent to the Effective Date, and which Committee shall satisfy the "outside director" rules of Code
Section 162(m). The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

         3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan as they apply to Employees; establish, amend, or waive rules and regulations for the Plan's administration as they apply to Employees; and (subject to the provisions of Article 15 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan, as the Plan applies to Employees. As permitted by law, the Committee may delegate its authority as identified herein.

         3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.


ARTICLE 4.       SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

         4.1 NUMBER OF SHARES AVAILABLE FOR GRANTS. Subject to adjustment as provided in Section 4.3 herein, the number of Shares hereby reserved for issuance to Participants under the Plan shall be 4,000,000 Shares, which includes the Shares authorized for issuance under the 1993 Stock Option Plan of the Company that, as of the Effective Date, were not subject to outstanding awards thereunder.

         The following rules shall apply to grants of Awards under the Plan:

         (a) The maximum aggregate number of Shares that may be granted, paid out, or that may vest, as applicable, pursuant to any Award granted in any one fiscal year to any single Participant shall be 300,000 Shares.

         (b) The maximum aggregate cash payout with respect to Awards granted in any fiscal year which may be made to any Participant shall be $1,000,000.

         4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

         4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in the number of outstanding Shares through the declaration and payment of a stock dividend or stock split or through any recapitalization resulting in the combination or exchange of Shares in which the Company does not receive any consideration, such adjustment shall be made in the number and class of Shares which may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in subsections 4.1(a) and 4.1(b), as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.


ARTICLE 5.       ELIGIBILITY AND PARTICIPATION

         5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all Employees of the Company, including Employees who are members of the Board.

         5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.


ARTICLE 6.       STOCK OPTIONS

         6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

         6.2 AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Code
Section 422, or an NQSO whose grant is intended not to fall under the provisions of Code Section 422.

         6.3 OPTION PRICE. The Option Price for each grant of an Option under this Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

         6.4 DURATION OF OPTIONS. Each Option granted to an Employee shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth
(10th) anniversary date of its grant.

         6.5 DIVIDEND EQUIVALENTS. The Committee may grant dividend equivalents in connection with Options granted under this Plan. Such dividend equivalents may be payable in cash or in Shares, upon such terms as the Committee, in its sole discretion, deems appropriate.

         6.6 EXERCISE OF OPTIONS. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

         6.7 PAYMENT. Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

         The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) if permitted in the governing Award Agreement, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) if permitted in the governing Award Agreement, by a combination of (a) and (b).

         The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. In addition, the Committee may authorize Company loans to Participants in connection with Option exercises, upon such terms and subject to such limits that the Committee, in its sole discretion, deems appropriate.

         As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         6.8 RESTRICTIONS ON SHARE TRANSFERABILITY. In addition to the foregoing, the Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

         6.9 TERMINATION OF EMPLOYMENT. In the event that the employment of a Participant is terminated by reason of death, Disability or Retirement, or in the event the employment of a Participant is terminated for any reason other than death, Disability or Retirement, the rights under then outstanding Options granted pursuant to the Plan shall terminate upon the expiration date of each such Option or three months after such date of termination of employment, whichever first occurs; provided that in the event that the employment of a Participant is terminated by reason of death, Disability or Retirement (provided, in the case of Retirement, that such Participant has not attained the age of 60 years), the rights under then outstanding NQSO's granted pursuant to the Plan shall terminate upon the expiration date of each such NQSO or twelve months after such date of termination of employment, whichever first occurs; and provided, further, that in the event that the employment of a Participant is terminated by reason of Retirement (provided that such Participant has attained the age of 60 years), the rights under then outstanding nonstatutory stock options granted pursuant to the Plan shall terminate upon the expiration date of each such nonstatutory stock option or three years after such date of termination of employment, whichever first occurs. In addition to the foregoing, the Committee may include such provisions in the Award Agreement entered into with each Participant as it deems advisable, which provision need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination of employment.

         6.10    NONTRANSFERABILITY OF OPTIONS.

         (a) INCENTIVE STOCK OPTIONS. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

         (b) NONQUALIFIED STOCK OPTIONS. No NQSO granted under the Plan may be sold, transferred, pledged, or assigned, or otherwise alienated or hypothecated by a Participant, other than by will or by the laws of descent and distribution, and except that the Committee, in its discretion, may provide that any stock option agreement relating to any NQSO (i) may be transferred by a Participant to members of such Participant's immediate family, trusts for the benefit of such family members and/or partnerships whose partners are such family members, but such transferees may not transfer such NQSO's to third parties,
                 (ii) shall be subject to all other conditions and restrictions applicable to Options granted under the Plan prior to such transfer and (iii) shall set forth the restrictions on transfer described in (i) and (ii) above, as well as any other restriction necessary to render the Options not subject to being transferred in accordance with this Section 6.8 to be exempt pursuant to Rule 16b-3 of the Securities Exchange Act of 1934; provided, however, that if Rule 16b-3, or any comparable rule, as then in effect and applicable to the Company, were to provide that transfers of the type described in (i), (ii) and (iii) above shall result in the NQSO's or the Plan being disqualified from the exception afforded by Rule 16b-3, then such transfers shall be prohibited under the Plan.


ARTICLE 7.       STOCK APPRECIATION RIGHTS

         7.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

         The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

         The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.

         7.2 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

         7.3 EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

         7.4 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

         7.5 TERM OF SARS. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

         7.6 PAYMENT OF SAR AMOUNT. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

         (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

         (b) The number of Shares with respect to which the SAR is exercised.

         At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

         7.7 RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 of the Exchange Act (or any successor rule).

         7.8 TERMINATION OF EMPLOYMENT. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

         7.9 NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, except that the Committee, in its discretion, may provide that any Award Agreement evidencing any SAR (i) may be transferred by a Participant to members of such Participant's immediate family, trusts for the benefit of such family members and/or partnerships whose partners are such family members, but such transferees may not transfer such SARs to third parties, (ii) shall be subject to all other conditions and restrictions applicable to SARs granted under the Plan prior to such transfer and (iii) shall set forth the restrictions on transfer described in (i) and (ii) above, as well as any other restriction necessary to render the SARs not being transferred pursuant to this
Section 7.9 to be exempt pursuant to Rule 16b-3 of the Securities Exchange Act of 1934; provided, however, that if Rule 16b-3 or any comparable rule, as then in effect and applicable to the Company, were to provide that transfers of the type described in (i), (ii) and (iii) above shall result in the SARs or the Plan being disqualified from the exception afforded by Rule 16b-3, then such transfers shall be prohibited under the Plan. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.


ARTICLE 8.       RESTRICTED STOCK

         8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine.

         8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

         8.3 TRANSFERABILITY. Except as provided in this Article 8, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Award Agreement, except that the Committee, in its discretion, may provide any Restricted Stock Agreement relating to any Restricted Stock (i) may be transferred by a Participant to members of such Participant's immediate family, trusts for the benefit of such family members and/or partnerships whose partners are such family members, but such transferees may not transfer such Restricted Stock to third parties, (ii) shall be subject to all the conditions and restrictions applicable to Restricted Stock granted under the Plan prior to such transfer and (iii) shall set forth the restrictions on transfers described in (i) and (ii) above, as well as any other restriction necessary to render the Restricted Stock not being transferred in accordance with this Section 8.3 to be exempt pursuant to Rule 16b-3 of the Securities Exchange Act of 1934; provided, however, that if Rule 16b-3 or any comparable rule, as then in effect and applicable to the Company, were to provide that transfers of the type described in (i), (ii) and (iii) above shall result in the Restricted Stock or the Plan being disqualified from the exception afforded by Rule 16b-3, then such transfers shall be prohibited under the Plan. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

         8.4 OTHER RESTRICTIONS. Subject to Article 11 herein, the Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance objectives (Company-wide, business unit, and/or individual), time-based restrictions on vesting following the attainment of the performance objectives, and/or restrictions under applicable Federal or state securities laws.

         The Company shall retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.

         Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

         8.5 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

         8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. Such dividends may be paid currently, accrued as contingent cash obligations, or converted into additional shares of Restricted Stock, upon such terms as the Compensation Committee establishes.

         The Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

         In the event that any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

         8.7 TERMINATION OF EMPLOYMENT. Each Restricted Stock Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Shares following termination of the Participant's employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment; provided, however that, except in the cases of terminations connected with a Change in Control and terminations by reason of death or Disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Covered Employees shall not be accelerated.

ARTICLE 9.       PERFORMANCE UNITS AND PERFORMANCE SHARES

         9.1 GRANT OF PERFORMANCE UNITS/SHARES. Subject to the terms of the Plan, Performance Units and/or Performance Shares may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

         9.2 VALUE OF PERFORMANCE UNITS/SHARES. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participant. For purposes of this
Article 9, the time period during which the performance objectives must be met shall be called a "Performance Period."

         9.3 EARNING OF PERFORMANCE UNITS/SHARES. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved.

         9.4 FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS/SHARES. Payment of earned Performance Units/Shares shall be made within seventy-five
(75) calendar days following the close of the applicable Performance Period in a manner designated by the Committee, in its sole discretion. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee.

         At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in
Section 8.6 herein). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

         9.5 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event the employment of a Participant is terminated by reason of death, Disability or Retirement during a Performance Period, the Participant shall receive a payout of the Performance Units/Shares which is prorated, as specified by the Committee in its discretion.

         Payment of earned Performance Units/Shares shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a

Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

         9.6 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company unless determined otherwise by the Committee, as set forth in the Participant's Award Agreement.

         9.7 NONTRANSFERABILITY. Except as otherwise provided in a Participant's Award Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, except that the Committee, in its discretion, may provide that any Award Agreement relating to any Performance Units/Shares (i) may be transferred by a Participant to members of such Participant's immediate family, trusts for the benefit of such family members and/or partnerships whose partners are such family members, but such transferees may not transfer such Performance Shares/Units to third parties,
(ii) shall be subject to all other conditions and restrictions applicable to Performance Shares/Units granted under the Plan prior to such transfer and
(iii) shall set forth the restrictions on transfers described in (i) and (ii) above, as well as any other restriction necessary to render the Performance Shares/Units not being transferred in accordance with this Section 9.7 to be exempt pursuant to Rule 16b-3 of the Securities and Exchange Act of 1934; provided, however, that if Rule 16b-3 or any comparable rule, as then in effect and applicable to the Company, were to provide that transfers of the type described in (i), (ii) and (iii) above shall result in the Performance Units/Shares or the Plan being disqualified from the exception afforded by Rule 16b-3, then such transfer shall be prohibited under this Plan. Further, except as otherwise provided in a Participant's Award Agreement, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.


ARTICLE 10.      PERFORMANCE MEASURES

         Unless and until the Committee proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Article 10, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be chosen from among the following alternatives:

         (a)     Return on average, and shareholder's equity of the Company;

         (b)     Return on average assets of the Company;

         (c)     Net income of the Company;

         (d)     Earnings per common share of the Company;

         (e)     Total shareholder return of the Company; and

         (f) Such other criteria as may be established by the Committee in writing and which meets the requirements of the Performance-Based Exception.

         The Committee shall have the discretion to adjust the determinations of the degree of attainment of the preestablished performance objectives; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Covered Employees, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).

         In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder-approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code
Section 162(m).


ARTICLE 11.      BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.


ARTICLE 12.      DEFERRALS

         The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or objectives with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.


ARTICLE 13.      RIGHTS OF EMPLOYEES

         13.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

         13.2 PARTICIPATION. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 14.      CHANGE IN CONTROL

         14.1 TREATMENT OF OUTSTANDING AWARDS. Upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

         (a) Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

         (b) Any restriction periods and restrictions imposed on Restricted Shares shall lapse; provided, however, that the degree of vesting associated with Restricted Stock which has been conditioned upon the achievement of performance conditions pursuant to Section 8.4 herein shall be determined in the manner set forth in Section 14.1(c) herein;

         (c) The vesting of all Performance Units and Performance Shares shall be accelerated as of the effective date of the Change in Control, and there shall be paid out in cash to Participants within thirty (30) days following the effective date of the Change in Control a pro rata amount based upon an assumed achievement of all relevant performance objectives at target levels, and upon the length of time within the Performance Period which has elapsed prior to the Change in Control; provided, however, that in the event the Committee determines that actual performance to the date of the Change in Control exceeds targeted levels, the prorated payouts shall be made at levels commensurate with such actual performance (determined by extrapolating such actual performance to the end of the Performance Period), based upon the length of time within the Performance Period which has elapsed prior to the Change in Control; and provided further, that there shall not be an accelerated payout with respect to Awards of Performance Units or Performance Shares which qualify as "derivative securities" under Section 16 of the Exchange Act which were granted less than six (6) months prior to the effective date of the Change in Control.

         14.2 TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-IN-CONTROL PROVISIONS. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 14 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan without the prior written consent of the Participant with respect to said Participant's outstanding Awards.


ARTICLE 15.      AMENDMENT, MODIFICATION, AND TERMINATION

         15.1    AMENDMENT, MODIFICATION, AND TERMINATION.  Subject to Section
14.2 herein, the Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

         The Committee shall not have the authority to cancel outstanding Awards and issue substitute Awards in replacement thereof.

         15.2 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. Subject to the restriction set forth in Article 10 herein on the exercise of upward discretion with respect to Awards which have been designed to comply with the Performance-Based Exception, the Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

         15.3 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

         15.4    COMPLIANCE WITH CODE SECTION 162(M).  At all times when Code
Section 162(m) is applicable, all Awards granted under this Plan shall comply with the requirements of Code Section 162(m); provided, however, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. ln addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 15, make any adjustments it deems appropriate.


ARTICLE 16.      WITHHOLDING

         16.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

         16.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be withheld on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 17.      INDEMNIFICATION

         Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgement in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


ARTICLE 18.      SUCCESSORS

         All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, of all or substantially all of the business and/or assets of the Company, or a merger, consolidation, or otherwise.


ARTICLE 19.      LEGAL CONSTRUCTION

         19.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         19.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         19.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         19.4 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         19.5 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the state of Delaware.

                                                                      APPENDIX A

                             SOUTHTRUST CORPORATION
                              BIRMINGHAM, ALABAMA


                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 1996

  (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY)


            The undersigned hereby appoints J. Reese Murray and William O. Vann, and each of them, with full power of substitution, proxies to vote the shares of Common Stock of SouthTrust Corporation (the "Company") which the undersigned could vote if personally present at the Annual Meeting of Stockholders of the Company to be held in the auditorium on the eighth floor of the SouthTrust Tower, 420 North 20th Street, Birmingham, Alabama, on April 17, 1996, at 9:00 A.M., Central Time, or any adjournment thereof:

1.   ELECTION OF DIRECTORS:

     [   ]     FOR all nominees below        [   ]     WITHHOLD AUTHORITY to
               (except as indicated to       vote for all nominees below
               the contrary below)


     H. Allen Franklin, Herbert Stockham and Charles G. Taylor


     INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided below.

      -----------------------------------------------------------------------

2.   AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION:

     [   ]  FOR     [   ]  AGAINST    [   ]  ABSTAIN respecting a proposal to
     amend the Restated Certificate of Incorporation of the Company, as described in the accompanying Proxy Statement of the Company.

3.   ADOPTION OF THE LONG-TERM INCENTIVE PLAN:

     [   ]  FOR     [   ]  AGAINST    [   ]  ABSTAIN respecting a proposal to
     adopt the Long-Term Incentive Plan, as described in the accompanying Proxy Statement of the Company.

4.   OTHER MATTERS:

     In their discretion, upon such other matters as may properly come before the Annual Meeting of Stockholders.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, AND IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AS DIRECTORS AND FOR THE AMENDMENT OF THE STOCK OPTION PLANS.

                                   Dated:





                                       (Signature(s) of Stockholder(s))

                                   (Please date and sign as name appears on proxy. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer.)